UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2023

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2023, James Kehoe informed Walgreens Boots Alliance, Inc. (the “Company”) of his decision to resign from his position as Executive Vice President and Global Chief Financial Officer of the Company, effective on July 27, 2023 (the “Transition Date”), in order to pursue a new opportunity. The Company has commenced a search for his successor. From the Transition Date until a new Global Chief Financial Officer is appointed, Manmohan Mahajan, the Company’s Senior Vice President, Global Controller and Chief Accounting Officer, will serve as Interim Global Chief Financial Officer and principal financial officer. In addition, Todd Heckman, Vice President, Assistant Global Controller, will serve as Interim Global Controller and principal accounting officer while Mr. Mahajan serves as Interim Global Chief Financial Officer. Mr. Kehoe will serve in an advisory role until his departure in mid-August.

Manmohan Mahajan, 44, has served as Senior Vice President, Global Controller and Chief Accounting Officer since July 2021. Mr. Mahajan served as Vice President, Global Reporting and Technical Accounting from February 2016 to September 2019 and as Vice President, Assistant Global Controller from October 2019 to July 2021. Prior to joining the Company, Mr. Mahajan served in positions of increasing responsibility with GE Capital, a former subsidiary of General Electric Company, most recently serving as Controller at GE Capital Americas from March 2011 until January 2016.

Todd Heckman, 50, has served as Vice President, Assistant Global Controller since July 2021. Prior to that, Mr. Heckman served as Vice President, Controller Walgreen Co. from September 2016 until July 2021. Prior to joining the Company, Mr. Heckman held various roles with Exelon Corporation, Ernst & Young Global Limited and Grant Thornton LLP.

Neither Mr. Mahajan nor Mr. Heckman have any family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any persons pursuant to which Messrs. Mahajan and Heckman have been appointed to their positions. In addition, there have been no transactions directly or indirectly involving Messrs. Mahajan or Heckman that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Item 7.01.	Regulation FD Disclosure.

On July 27, 2023, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto, announcing the CFO transition.

The information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release of Walgreens Boots Alliance, Inc. dated July 27, 2023

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: July 27, 2023	By:	/s/ Joseph B. Amsbary Jr.
	Title:	Senior Vice President, Corporate Secretary